UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 21, 2014
________________________________________________
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)

(703) 280-2900

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders	3
SIGNATURE	4

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting held on May 21, 2014, shareholders considered and approved management's three proposals, each of which is described in more detail in the Company's Proxy Statement filed on April 4, 2014. Shareholders did not approve the shareholder proposal regarding an independent board chairman.

The results detailed below represent the final voting results as certified by the Inspector of Election:

Management's Proposals

Proposal 1

The shareholders elected the following eleven directors to hold office until the 2015 Annual Meeting of Shareholders: Wesley G. Bush, Victor H. Fazio, Donald E. Felsinger, Bruce S. Gordon, William H. Hernandez, Madeleine A. Kleiner, Karl J. Krapek, Richard B. Myers, Gary Roughead, Thomas M. Schoewe and Kevin W. Sharer.

Director	For	Against	Abstain	Broker Non-Vote
Wesley G. Bush	161,340,351	5,610,195	1,584,606	19,662,182
Victor H. Fazio	164,156,455	2,946,527	1,432,170	19,662,182
Donald E. Felsinger	160,719,757	6,346,172	1,469,222	19,662,182
Bruce S. Gordon	164,921,475	2,170,300	1,443,377	19,662,182
William H. Hernandez	165,205,139	1,902,980	1,427,032	19,662,182
Madeleine A. Kleiner	160,178,690	6,982,671	1,373,790	19,662,182
Karl J. Krapek	141,752,427	25,248,045	1,534,679	19,662,182
Richard B. Myers	161,739,114	5,295,508	1,500,530	19,662,182
Gary Roughead	164,849,119	2,267,707	1,418,325	19,662,182
Thomas M. Schoewe	165,350,812	1,684,911	1,499,429	19,662,182
Kevin W. Sharer	160,009,539	7,130,734	1,394,878	19,662,182

Proposal 2
A proposal to approve, on an advisory basis, the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Vote
159,462,439	7,042,993	2,029,721	19,662,182

Proposal 3

A proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2014 was approved with a vote of 184,431,682 shares for, 2,609,943 shares against and 1,125,708 abstentions.

Shareholder Proposal

Proposal 4

Shareholder proposal regarding independent board chairman:

For	Against	Abstain	Broker Non-Vote
37,989,258	128,437,755	2,105,138	19,665,182

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary

Date: May 23, 2014

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